UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):            May 23, 2005

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5757 N. Green Bay Avenue, P.O. Box 591

Milwaukee, Wisconsin 53201-0591

(Address of principal executive offices, including zip code)

(414) 524-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Form of Executive Employment Agreement

Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2005, the Compensation Committee of the Board of Directors of Johnson Controls, Inc. approved the form of executive employment agreement, which became effective May 23, 2005, including the change of control supplement, between Johnson Controls, Inc. and all elected officers and certain key executives. A copy of the form of agreement is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99	Form of executive employment agreement, including the change of control supplement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

Date: May 26, 2005	By:	/s/ Stephen A. Roell

Stephen A. Roell
Executive Vice President and
Chief Financial Officer

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